Exhibit 99.1

News Release

Tailored Brands Executes Restructuring Agreement to Strengthen
Financial Position

Restructuring Support Agreement Supported by More Than 75% of Senior Lenders; Files
Voluntary Chapter 11 Petitions to Implement Financial Restructuring Plan

Men’s Wearhouse, Jos. A. Bank, Moores Clothing for Men and K&G Fashion Superstore
Continuing to Serve Customers;

Company Continuing to Execute Against Previously Announced Plans to Reduce Headcount
and Realign Store Footprint

Restructuring Supported by $500 Million in DIP ABL Financing from Existing Lenders; Expected to Convert to $400 Million in Exit ABL Financing to Support Emergence from Chapter 11

FREMONT, CA, August 2, 2020 – Tailored Brands, Inc. (NYSE: TLRD) and certain of its subsidiaries (collectively “Tailored Brands” or the “Company”) today announced that it has entered into a restructuring support agreement (“RSA”) with more than 75% of its senior lenders. The RSA outlines agreed-upon terms for a pre-arranged financial restructuring plan (the “Plan”) that is expected to reduce the Company’s funded debt by at least $630 million and provide increased financial flexibility to enable Tailored Brands to continue its focus on generating profitable growth and driving value for customers and stakeholders.

To implement the terms of the RSA, the Company has filed voluntary Chapter 11 petitions in the United States Bankruptcy Court for the Southern District of Texas (the “Court”). Throughout the restructuring process, the Company expects that its four retail brands, Men’s Wearhouse, Jos A. Bank, Moores Clothing for Men and K&G Fashion Superstore, will continue to provide customers with the selection, convenience, service and value that help people look and feel their best in the moments that matter, while continuing to prioritize the safety and well-being of employees and customers. Tailored Brands aims to move quickly through the process.

The Company has received commitments for $500 million in debtor-in-possession (“DIP”) financing from its existing revolving credit facility lenders. Following Court approval, this financing, combined with cash on hand (including approximately $90 million of restricted cash that the Consenting Term Loan Lenders (as defined below) have agreed to unrestrict and make available to the Company subject to certain terms and conditions), and cash flow generated by the Company’s ongoing operations, is expected to be sufficient to meet the Company’s operational and restructuring needs. The RSA further contemplates that the DIP financing will convert to a $400 million revolving credit facility from existing lenders upon the Company’s emergence from Chapter 11.

In addition to the financing relief described above, Tailored Brands has filed customary motions with the Court intended to allow the Company to operate in the ordinary course, including but not limited to: paying employees as usual and continuing pre-existing employee health and welfare benefits, honoring customer gift cards, rental reservations and custom clothing orders, and maintaining existing loyalty programs. These motions are typical in the Chapter 11 process and Tailored Brands anticipates that they will be heard and approved in the first few days of the cases.

“As evidenced by the positive results we saw in January and February, we have made significant progress in refining our assortments, strengthening our omni-channel offering and evolving our marketing channel and creative mix. However, the unprecedented impact of COVID-19 requires us to further adapt and evolve,” said Tailored Brands President and CEO Dinesh Lathi. “Reaching an agreement with our lenders represents a critical milestone toward our goal of becoming a stronger company that has the financial and operational flexibility to compete and win in the rapidly evolving retail environment.”

The decisions announced today build on the actions the Company announced on July 21, 2020 to reduce its corporate headcount, rationalize its store fleet, and reduce and realign its store organization and supply chain infrastructure and organization to best serve its go-forward store footprint and e-commerce business. Implementing the financial restructuring will allow Tailored Brands to continue its store optimization process to focus on and invest in the appropriate areas to position the business for the future.

Additional resources for customers and other stakeholders can be accessed by visiting the Company’s restructuring website at TailoredStronger.com. Court filings and other documents related to the Chapter 11 process are available at http://cases.primeclerk.com/TailoredBrands, by calling the Company’s claims agent at (877) 461-5690 (Toll-Free) or (347) 817-4089 (Local/International) or by sending an email to TailoredBrandsInfo@PrimeClerk.com.

Tailored Brands is advised in this process by Kirkland & Ellis LLP as legal advisor, PJT Partners as financial advisor and AlixPartners as restructuring advisor.

About Tailored Brands, Inc.

Tailored Brands is a leading omni-channel specialty retailer of menswear, including suits, formalwear and a broad selection of business casual offerings. We help our customers look and feel their best by delivering personalized products and services through our convenient network of stores and e-commerce sites. Our brands include Men's Wearhouse, Jos. A. Bank, Moores Clothing for Men and K&G.

For additional information on Tailored Brands, please visit the Company’s websites at www.tailoredbrands.com, www.menswearhouse.com, www.josbank.com, www.mooresclothing.com, and www.kgstores.com.

This press release contains forward-looking information, including the Company’s statements regarding its financial restructuring, its ability to obtain financing to support its ongoing operations throughout the restructuring, and positioning the Company to meet its full potential. In addition, words such as “expects,” “anticipates,” “envisions,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “guidance,” “may,” “projections,” and “business outlook,” variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements that we make herein are not guarantees of future performance and actual results may differ materially from those in such forward-looking statements as a result of various factors. Factors that might cause or contribute to such differences include, but are not limited to: risks related to the bankruptcy process, including the Company’s ability to obtain approval from the Court with respect to motions or other requests made to the Court throughout the course of the Chapter 11 petitions (the “Chapter 11 Cases”), including with respect to any proposed debtor-in-possession financing; the ability of the Company to negotiate, develop, confirm and consummate a plan of reorganization; the effects of the Chapter 11 Cases, including increased legal and other professional costs necessary to execute the Company’s reorganization, on the Company’s liquidity (including the availability of operating capital during the pendency of the Chapter 11 Cases), results of operations or business prospects; the length of time that the Company will operate under Chapter 11 protection; risks associated with third-party motions in the Chapter 11 Cases; conditions to which any debtor-in-possession financing is subject and the risk that these conditions may not be satisfied for various reasons, including for reasons outside the Company’s control; more stringent or costly payment terms and/or the decision by a significant number of vendors not to sell the Company merchandise on a timely basis or at all; the Company’s ability to attract, motivate and retain key executives and other personnel; the effects of the COVID-19 pandemic and uncertainties about its depth and duration, including the health and well-being of our employees and customers, temporary or permanent store closures, additional periods of increases in the number of COVID-19 cases, increases in the unemployment rate, furlough or temporary layoffs of our employees, our ability to increase our liquidity and preserve financial flexibility, social distancing measures and changes in consumer spending behaviors; actions or inactions by governmental entities; domestic and international macro-economic conditions; inflation or deflation; the loss of, or changes in, key personnel; success, or lack thereof, in formulating or executing our internal strategies and operating plans; cost reduction initiatives and revenue enhancement strategies; changes to our capital allocation policy; changes in demand for our retail clothing or rental products, including changes in apparel trends and changing consumer preferences; market trends in the retail or rental business; customer confidence and spending patterns; changes in traffic trends in our stores; customer acceptance of our merchandise strategies, including custom clothing and polished casual attire; performance issues with key suppliers; disruptions in our supply chain; severe weather; regional or national civil unrest or acts of civil disobedience; public health crises, including COVID-19; foreign currency fluctuations; government export and import policies, including the enactment of duties or tariffs; advertising or marketing activities of competitors; the impact of cybersecurity threats or data breaches; legal proceedings and the impact of climate change.

Forward-looking statements are intended to convey the Company’s expectations about the future, and speak only as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements that may be made from time to time, whether as a result of new information, future developments or otherwise, except as required by applicable law. However, any further disclosures made on related subjects in our subsequent reports on Forms 10-K, 10-Q and 8-K should be consulted. This discussion is provided as permitted by the Private Securities Litigation Reform Act of 1995, and all written or oral forward-looking statements that are made by or attributable to us are expressly qualified in their entirety by the cautionary statements contained or referenced in this section.

Media Contact

Stephanie Randall

TailoredBrands@fticonsulting.com

Investor Contact

Laura Ann Smith

(281) 776-7575

ir@tailoredbrands.com